SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                 October 6, 2003

                          AMERICAN HOMESTAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

                000-24210                            76-0070846
         (Commission File Number)        (IRS Employer Identification Number)


                      2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573
              (Address of Principal Executive Offices and Zip Code)

                                 (281) 334-9700
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. Other Events.

American Homestar Corporation (the "Company") today issued a press release announcing that Nathan P. Morton, 55, has been elected to its Board, bringing the total number of directors to five. A press release announcing the election of Mr. Morton is attached as Exhibit 99.1.


ITEM  7.  Financial  Statements  and  Exhibits.

     Exhibit 99.1-Press Release dated October 6, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN  HOMESTAR  CORPORATION


Date: October 9, 2003           By:    /s/ Craig A. Reynolds
                                   -----------------------------
                                   Craig A. Reynolds
                                   Executive Vice President, Chief Financial
                                   Officer and Secretary